Exhibit 99.1

0 Market-driven Innovation Industry-leading Technology Strategically-focused Growth On Track

0 Seifi Ghasemi Chairman & CEO

1 Safe Harbor Language This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in Rockwood’s 2007 Form 10-K on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

2 Rockwood Management Team Seifi Ghasemi Chairman & CEO Robert Zatta Senior Vice President, CFO Thomas Riordan Senior Vice President, Law & Administration Timothy McKenna Vice President, Investor Relations & Communications James Sullivan Corporate Controller Marcus Brune Director, Strategic Development & Controlling

Rockwood Management Team

Specialty Chemicals	
Dr. Monika Engel-Bader	President
Dr. Steffen Haber	President, Lithium
Joris Merckx	President, Surface Treatment
Ronald Felber	President, Chemetall Oakite
Peter Schubach	Vice President Global Technology
J. Kenneth Davis	Business Line Manager/ Battery Production, Chemetall Foote
Pigments & Additives	
Dr. Wolf-D. Griebler	President, Sachtleben
Andrew Ross	President, Rockwood Color Pigments
Steven Ainscough	President, Viance
Vern Sumner	President, Southern Clay Products
Advanced Materials	
Dr. Ulf-D. Zimmermann	President, CeramTec
Prof. Dr. Jürgen Huber	Managing Director, CeramTec
Robert Gingue	President, AlphaGary

ROCKWOOD HOLDINGS, INC.
3

4 Rockwood at a Glance (ROC) • A specialty chemicals and advanced materials company • LTM sales of $3.39 Billion and adjusted EBITDA of $654 Million from continuing operations • High adjusted EBITDA margin of 19.3% • Leading global market positions • Diversified end markets • Limited exposure to raw materials and energy price volatility • Strong cash flow • Management owns 6% of the company

5 Rockwood Business Sectors – LTM ended Q2 2008 Advanced Materials Pigments & Additives Specialty Chemicals (Chemetall) Net Sales: $1,192 Adj. EBITDA: 290(a) % Margin: 24.4% Net Sales: $1,400 Adj. EBITDA: 234(a) % Margin: 16.7% Net Sales: $785 Adj. EBITDA: 186(a) % Margin: 23.7% Net Sales: $3.39B Adjusted EBITDA: 654M(a) % Margin: 19.3% Last 12 months ended 06/30/08 – excluding Electronics (a) A reconciliation of income (loss) from continuing operations before taxes and minority interest to Adjusted EBITDA is provided. See Appendices.

6 Rockwood became a public company in 2005 and announced its strategic plan to move forward.

7 Moving Forward Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation Organic growth: +5% per year (1.5x GDP) Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year Debt to Adjusted EBITDA of 3.5x EPS growth of +15% per year Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales

8 Moving Focus Portfolio Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation

9 M&A Activity to Focus Portfolio • Sold 6 businesses for approximately $1 Billion • Bought 8 businesses for approximately $350 Million as bolt-on acquisitions to strengthen the core businesses • Formed 2 joint ventures to strengthen market and technology position in Pigments & Additives

10 Moving Forward Focus On Growth & Productivity Organic growth: +5% per year (1.5x GDP) Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year

11 Rockwood Growth History See Appendices for a reconciliation of income (loss) from continuing operations before taxes and minority interest to Adjusted EBITDA. Note: Reflects the Groupe Novasep and Electronics divestiture. 2004 pro forma for the Dynamit Nobel acquisition. ($ in millions) $2,434 $2,585 $2,788 $3,136 $3,390 2004 PF 2005 2006 2007 LTM Q2 2008 Net Sales CAGR: 9.0% $451 $490 $518 $614 $654 2004 PF 2005 2006 2007 LTM Q2 2008 Adjusted EBITDA CAGR: 9.7%

12 Moving Forward Improve Financial Ratios Debt to Adjusted EBITDA of 3.5x EPS growth of +15% per year

13 Net Debt/LTM Adjusted EBITDA 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 Note: LTM Adj. EBITDA including bolt-on-acquisitions on a proforma basis.

14 Adjusted EPS Growth Adjusted EPS 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2004 2005 2006 2007 15% Target Reported EPS 2004: $(6.66) 2005: $1.52 2006: $1.37 2007: $4.16 +38% +27% +34% CAGR: +33% See appendices for reconciliation of diluted EPS as reported to diluted EPS as adjusted.

15 Moving Forward Invest in the Business Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales

16 Investment in the Business – Capex Note: 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2003 and 2004 based on the combined Dynamit Nobel FYE 12/31 and Rockwood FYE 12/31 results. All amounts for 2002-2004 include Groupe Novasep. (1) Continuing operations only. % of Net Sales 6.8% 6.4% 7.3% 6.2% 5.9% 6.2% $194 $166 $161 $212 $156 $148 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 ($ in millions) Sustainable Maintenance CapEx (3% of net sales) (1) (1) (1)

17 Summary

18 Rockwood at a Glance (ROC) • A specialty chemicals and advanced materials company • LTM sales of $3.39 Billion and adjusted EBITDA of $654 Million from continuing operations • High adjusted EBITDA margin of 19.3% • Leading global market positions • Diversified end markets • Limited exposure to raw materials and energy price volatility • Strong cash flow • Management owns 6% of the company

19 In the past 3 years we have delivered what we promised and are well positioned to meet our goals for the future, which are...

20 Moving Forward Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus on our core businesses, where we already have: Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +20% Limited exposure to raw material price fluctuation Organic growth: +5% per year (1.5x GDP) Bolt-on acquisitions: +3% per year Productivity improvement: +3% per year Debt to Adjusted EBITDA of 3.5x EPS growth of +15% per year Sustainable Maintenance CapEx 3% of sales Total CapEx 6-7% of sales

21 Our goal is to implement our stated strategy to produce consistent and stable results as we move forward through the economic cycles and increase shareholder value.

0 Dr. Monika Engel-Bader President

1 - Rockwood’s Specialty Chemicals Business Focused on Lithium based Fine Chemicals and Surface Treatment Innovative technology and one of the global leaders in each key area About 3000 employees More than 30 production sites in over 28 countries Last twelve months sales were $1.19 billion Double digit revenue and EBITDA growth

2 - Rockwood’s Specialty Chemicals Business Pharmaceutical Batteries Brine Evaporating Ponds in Chile

3 Products & Service for Metal Processing - Rockwood’s Specialty Chemicals Business

4 Financial Results Specialty Chemicals US$M Adj. EBITDA Margin % 1191 1083 918 842 760 24.0 25,0 22.5 20.7 18,6 600 700 800 900 1000 1100 1200 Dec. 2004 Dec. 2005 Dec. 2006 Dec. 2007 LTM Ended Q2 08 15 17 19 21 23 25 27 29 Net Sales Margin Customer focus, innovation and operational excellence lead to excellent results:

5 Dr. Monika Engel-Bader President Part 1 - Fine Chemicals

6 Lithium - Overview Lithium based Fine Chemicals, Special Metals and Metal Sulfides Key products are Lithium and Cesium compounds and Metal Sulfides With approx. $550 million sales we are the No. 1 global supplier of Lithium and metal based fine chemicals Key markets are Life Science, Chemicals and Plastics, Electronics and Automotive Very good global presence in all three regions Cost effective production processes through Lean Sigma Europe 53% Others 27% Americas 20% Life Sciences 23% Electronics 13% Others 19% Automotive 21% Chemicals & Plastics 24% Key Geographic Markets Sales by End Markets

Lithium – "Lithium Tree"



The lithium value chain
Li-Acetylide
Phenyl-lithium
Methyl-lithium
Butyl-lithium
LiBOB
Electrolytes
Li-Perchlorate
Li-Iodide
Li-Fluoride
Li-Bromide
Li-t-Butoxide
Li-Methoxide
LDA
LHS
Li-tri (t-butoxy)-alanate
Li-Alanate
Li-Hydride
Li-Amide
Lithium Metal
Li-Nitride
Foils
Anodes
Lithium Chloride
Li-Boro-hydride
Li-Zeolite
Lithium Carbonate
Li-Salicylate
Li-Citrate
Li-Benzoate
Li-Acetate
Li-Peroxide
Li-Hydroxide
CO_2-Absorption Products
Ores
Brines
Potash
Bischofite
Li-Chromate
Li-Tetra-borate
Li-Silicate
Li-Phosphate
Li-Nitrate
Sabalith
Li-Sulphate
Life-science products
Metal and battery products
Other products

- Providing lithium compounds throughout all stages of the value chain
- By far leading producer of Lithium organic compounds and 2nd largest producer in Salts

ROCKWOOD HOLDINGS, INC.
Chemetall 7

Lithium – Products & Applications


Key Products
Key Applications
Lithium carbonate
Glass ceramics
Aluminum
Cement
Batteries
Lithium hydroxide
Grease
CO_2 Absorption
Mining
Lithium metal
Pharmaceuticals
Batteries
Al - alloys
Butyl-lithium
Pharmaceuticals
Elastomers
Agrochemicals
Lithium organics
Pharmaceuticals
Liquid Crystals
Agrochemicals

ROCKWOOD HOLDINGS, INC.
Chemetall 8

9 Lithium Ion Battery Market... growing strongly in existing applications • In 2008 over 2.8 Billion Lithium Ion Battery cells for electronic devices will be produced, 70% of the total rechargeable battery market. • Lithium carbonate and some Lithium hydroxide are used for the manufacturing of various cathode materials (mainly Lithium cobaltate). • Historical annual growth rate for Lithium Ion Batteries has averaged over 15% and expected growth in the next few years will be in that range or higher. • Current major market applications for Lithium Ion Batteries are cell phones, notebook computers, power tools, i-pods and other applications. • Annual lithium carbonate demand for Lithium Ion Batteries is already over 35 million pounds with Chemetall holding a 40% share of the market.

10 Li Ion Battery History & Forecast Million cells /year 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 5500 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Others Power Tools Notebook Cellular (no HEV, plug-in cars included)

11 Lithium Ion Battery Market - All major car manufacturers are working to develop hybrid cars for the future Current technology of NiMH in batteries will change to Lithium Ion Batteries due to higher performance and reliability Change of battery technology is being developed rapidly Chemetall is working with leading battery developers and manufacturers as well as institutes/universities to support the latest technology developments Hybrid and electrical cars will be the growth driver emerging application: HEV cars and plug-ins

12 Lithium Ion Battery Market - Approx. 23 kg ~ 50 lbs Tesla 1 - 10 kg ~ 2-25 lbs HEV / Electrical Vehicles 30-40 grams ~ 1.0-1.4 oz Power Tool 30 grams ~ 1.0 oz Notebook 3 grams ~ 0.1 oz Cell phone Lithium Carbonate Content Application Lithium Carbonate usage rate in Lithium Ion batteries Lithium Carbonate usage depends on the type of battery:

Lithium Business Growth

…is driven by Lithium Sales & Lithium compounds


Value
Volume
The lithium value chain
Li-Acetylide
Phenyl-lithium
Methyl-lithium
Butyl-lithium
LDA
LHS
Li-Alanate
Li-Hydride
Li-Amide
Electrolytes
LiBOB
Li-Perchlorate
Li-Iodide
Li-Fluoride
Li-Bromide
Li-t-Butoxide
Li-Methoxide
Lithium Metal
Li-Nitride
Foils
Anodes
Lithium Chloride
Li-Boro-hydride
Li-Zeolite
Lithium Carbonat
Li-Salicylate
Li-Citrate
Li-Benzoate
Li-Acetate
Li-Peroxide
Li-Hydroxide
CO2-Absorption Products
Ores
Brines
Potash
Bischofite
Li-Chromate
Li-Tetra-borate
Li-Silicate
Li-Phosphate
Li-Nitrate
Sabalith
Li-Sulphate

- 2/3 of the Lithium revenues is created by Lithium compounds. Products are appreciated by customers through "value added prices"
- 1/3 of the Lithium revenues is based on Lithium Carbonate and other special Lithium Salts. Prices are driven through quality and volume

ROCKWOOD HOLDINGS, INC.
Chemetall 13

14 Lithium Specialties – Growth Opportunities & Market Approach Chemetall is the number 1 supplier of organo metal (Lithium or Magnesium based) compounds for the synthesis of active pharmaceutical ingredients. Chemetall has the broadest product portfolio of organo metal compounds worldwide, with production capabilities from kg to several 100 mt scale. Customers are leading pharmaceutical companies as well as generic producers worldwide. Price of the Lithium Organic compounds is strongly driven at “value added”. Chemetall invests heavily in R+D in organo metal specialties to support opportunities.

15 Growth of Lithium Organic Compounds Lithium organic compounds including Butyllithium are mainly used in Life Science (Pharma and Agriculture) and Elastomer sector, with growth rates in Life Science of 15-20% per year. Life Science 65% Elastomer 35% Revenue Distribution 2007

16 Lithium Specialties - Growth Steps High presence at the R&D customer base Product benefit related marketing communication Customer tailored product offering and logistics Enlarge product portfolio through new products Product placement Growth New product innovation Innovation Product portfolio enlargement Pharmaceutical

17 Lithium Specialties – Growth Steps Growth in pharmaceutical / high end fine chemical industry is project driven a rich pipeline of projects is needed (actual over 400 projects in phase I – III) customers need reliable development partners during phase I – III Customers need the right production and logistic partners during scale up and final launch a new plant to produce Lithium organic specialties has been built in Langelsheim, Germany, to support future growth (start of production Q3, 2008). We are recognized as a highly trusted and reliable partner

18 Lithium Business - Summary Revenue of Rockwood’s Lithium Business is growing double digit, based on very strong performance in the Battery Market and strong growth of Lithium organic compounds Looking out to the future, the increasing use of Lithium Ion Batteries in HEV and Electrical Cars will be another platform for accelerated growth.

19 Dr. Monika Engel-Bader President Part 2 - Surface Treatment

20 Surface Treatment - Overview • Over $800 million Sales including Joint Venture and acquisitions • #2 global supplier of cleaners, conversion coatings and additives • Major markets: Automotive, Aerospace, Coil, General Industry • Key growth initiatives: Asia Pacific, Aerospace Sales by Market 2007 Sales by Region 2007 (incl. JVs) Asia Pacific 10% Europe 68% Americas 22% General Industry 42% Coil 9% Aerospace 15% Cold Forming 8% Automotive 26%

Surface Treatment – Process & Products



Galvanizing
Metals
Cleaners
Passivation
Thin Organic Coating
Primers
Rolling Oil
Coolants
Machining
Forming
Cars
Aircraft
Appliances
HVAC
etc.
Cleaners
Etching Agents
Pre- / After-Rinses
Conversion Coatings
Sealants
Joining
Surface
Treatment &
Painting
Non Destructive Testing
Paint Strippers
Paint Detack
Sealant Removers

ROCKWOOD HOLDINGS, INC.
Chemetall 21

Surface Treatment – Automotive Applications

Body (spare) parts
Zinc phosphate
(Allgaier, ISE,Läpple ...)

Gear parts
Manganese phosphate
(ZF, Getrag...)

Headlights
Pretreatment of Al
(Hella...)

Airbag initiator *
Zirconium hydride
(all manufacturers)

Steel coil industry
Prephosphating,
Thin organic coatings
(Arcelor, TKS, Voest...)

Windshield wiper
Zinc phosphate
(Bosch ...)

Aluminium coil industry
Cr-free treatment
(Alcan, Alcoa, Pechiney...)



Shock absorber
Cold extrusion (Fe, Al)
Zinc phosphate
(ZF Sachs, Monroe ...)

Brake pads *
Pigments (Antimon sulfide)
(TMD...)

Oil filter
Zinc phosphate
(Mann & Hummel...)

Aluminium wheels
Chrome free treatment
(Ronal, BBS, Hayes-Lemmerz..)

Plastic fascia
Plastice cleaning
Paint detack
(Magna, Peguform...)

Radiator
Pretreatment of Al
(Delphi, Showa, Valeo...)

Suspension parts
Zinc phosphate
(Arens, ISE...)

Steel wheels
Zinc phosphate
(Südrad, Kronprinz, VW...)

** Fine Chemical Business*

ROCKWOOD HOLDINGS, INC.
Chemetall 22

23 Surface Treatment – Non-Automotive Applications

24 Surface Treatment - Overview Why is Surface Treatment Business growing so well, despite the weak economy ? We have more focus on general manufacturers and medium sized customers Excellent service and technical know-how are valued by customers resulting in market share gains Growth through bolt-on acquisitions Expanding and growing in emerging / developing markets New Technology and innovative new products

25 Surface Treatment – Sales Growth Analysis • Surface Treatment is able to absorb bolt-on acquisitions easily because the expansion of production is not capital intensive • In the market of Surface Treatment there a lot of small competitors which are struggling with regulations like REACH and increasing Raw Material prices Sales growth 1st half 2008 vs. 1st half 2007 TOTAL Sales Growth 12% Acquisitions 6% Emerging markets 3% Base Business 3%

26 Surface Treatment – Emerging Market Analysis • Surface Treatment has units in all emerging markets • The CAGR of emerging markets has been 26% between 2005 and 2008 (1st half year) CAGR Emerging markets 2005-2008 TOTAL CAGR Emerging Markets 26% Asia incl. JVs 21% Mexico 26% Brazil 37% South Africa 17% Turkey 24% Poland 29% Hungary 47%

27 Surface Treatment – Drivers – Technologies - Projects New Technologies Process Optimization Safety Health Environment Oxsilane Cr-Free Primer Corrosion Protection Primer Edge Protection Pretreatment Passivation Permanent Coating Zinc Phosphate Replacement

28 Surface Treatment – Silane for OEM 1 : 1 Replacement for Zinc Phosphate with thin layer Oxsilane Layer: Density 0,9 – 1,1 g/cm³ Silicon 1 – 6 mg/m² Coating Weight 20 – 80 mg/m² Thickness 20 – 80 nm Source: VU Brussels Zinc Phosphate Paint Paint • Main Advantages over Zinc Phosphate – Room temperature – No activation or post-rinse – Reduction in waste treatment – Free of hazardous metals

29 Surface Treatment – Expected Multiplication of Oxsilane Growth from Introduction Year 2007 0 5 10 15 20 25 30 35 40 45 50 2007 2008 2009 2010 2011 2012 2014 Multiple

30 Surface Treatment – Summary In our Surface Treatment we are the technical leader and 2nd largest supplier with an excellent global market coverage. Our target is to grow this business organically at 1.5 x GDP or better. We will continue to pursue bolt-on acquisitions.

Great Solutions with Small Particles Dr. Wolf-D. Griebler President Great Solutions with Small Particles

1 Great Solutions with Small Particles Nature of the Business acts globally and has Strong, long term customer relationships Diversified, attractive market segments Customers Products Commitment is a specialized producer of inorganic White pigments and Functional additives has an excellent Technology platform and R&D organization

2 Great Solutions with Small Particles Strength Titanium Dioxide Barium Sulfate Zinc Sulfide Leading niche TiO2 manufacturer Global leader with barium sulfate performance additives Market leader with specialty white zinc sulfide pigments and additives Strong market position with ferrous compounds and functional products Ferrous Compounds

3 Great Solutions with Small Particles Joint Venture On September 1, 2008, Rockwood Holdings, Inc. (61%) and Kemira Oyj (39%) formed a JV that combined their respective white pigment and additive activities. We have 180 years of professional experience! Kemira Pigment Oy Sachtleben Chemie GmbH Sachtleben GmbH + =

4 Great Solutions with Small Particles Strategic Rationale for JV Creates a leading niche TiO2 and functional additive producer by combining two successful European specialty white pigment manufacturers Offers significant synergies in purchasing and enhances sales Enhances technology platform and R&D Offers growth potential for pigments and nano-products Enhances sale and scope of business with complementary product portfolios and market presence Establishes competitive cost position in Europe Strengthens management teams - best in class from both JV partners

5 Great Solutions with Small Particles State of the Art Sites Pori Duisburg

6 Great Solutions with Small Particles JV Snapshot (pro forma)... Net Sales (2007) Adjusted EBITDA Shareholders Employees Markets Global Sales Capacity $761.7 million $126.5 million (16.6% of net sales) Rockwood (61%), Kemira (39%) 1,700 Synthetic fibers, coatings, packaging inks, plastics, paper, pharma, cosmetics, food, catalysts, water, cement, steel 65% Europe, 20% Asia/Pacific, 15% Americas 240 kt TiO2, 110 kt Functional Additives, 600 kt Ferrous Compounds 500 kt Sulfuric Acid

7 Great Solutions with Small Particles JV has leading positions in global markets* 49%of 2007 revenue is derived from #1 segment positions Segment / Product Position Estimated Segment Shares of Sachtleben & Next Two Producers Fibers # 1 Packaging Inks Zinc-based Cosmetics - Ultra fine # 1 TiO2 Pigments 0% 20% 40% 60% 80% 100% Sachtleben Next Two Producers Cosmetics - Pigmentary # 1 # 1 Functional Additives Barium-based # 1 # 1 *Sachtleben estimates

8 Great Solutions with Small Particles Financial Performance (pro forma) 14.3% 16.6% 19.0% 20.1% 19.0% Adjusted EBITDA Margin 115.0 126.5 136.7 142.4 128.5 Adjusted EBITDA 806.0 761.7 718.6 708.9 675.4 Net Sales LTM 06/2008 2007 2006 2005 2004 $ Millions

9 Great Solutions with Small Particles Growth Opportunity – Nano-products Combination of capacities > 1,000 t/a production capacity Flexibilization in production UV-absorption Cosmetics Films Coatings Wood protection Absorption Inorganic filter systems Chromatography Photocatalysis Self cleaning surfaces Chemical decomposition of Hazardous compounds Segment market size approx. $75 million/a; 3.5 kt/a; 10% growth p.a.

10 Great Solutions with Small Particles Growth Opportunity – Plastic & Films White Films Optical application Anti blocking Printed films Functional use PVC, PET & Resins Flooring Window frames Masterbatches Bottle Polymers Food container Milk bottles Segment market size approx. $330 million/a; 100 kt/a; 4% growth p.a.

11 Great Solutions with Small Particles Growth Opportunity – Steel Industry Rutilit “Self repair” of hot spots in blast furnaces Hot spot prevention and life time prolongation of blast furnaces Sachtofer Special Replacement of Ferro-Titaniumalloys for special steel production Segment market size approx. $9-12 million/a; 30-50 kt/a; 15-20% growth p.a.

12 Great Solutions with Small Particles Growth Opportunity – Catalysts Environmental NOx – removal Power station off gas Automotive exhaust gases Bio-diesel Synthesis Process Catalyst Hydrogen Sulfide (H2S) – removal in refineries (Claus-process) Organic Synthesis Oxidation catalysts (e.g. Niacin production) Segment market size approx. $375 million/a; est. 40 kt/a; 5% growth p.a.

13 Great Solutions with Small Particles Outlook – Next Steps Completion of integration process until March 31, 2009 Strict cost control - stable generation of free cash flow Materialization of identified synergies of $20 million Pricing initiative Promotion of most promising innovation projects

14 Great Solutions with Small Particles Commitment We are aiming for the kind of margins that Rockwood expects!

Dr. Ulf-D. Zimmermann President

1 - Group at a Glance Automotive Electronics Medical Technology Industry 2007 net sales $453 million 3,150 employees 15 manufacturing sites

2 What are High-Performance Ceramics? Highly specialized materials with superior mechanical, electrical, thermal, biological, and chemical properties. • Ceramic components that have been optimized for high-tech applications. Traditional clay and porcelain products for home use. • Heat-resistant and friction-resistant products for industry. Material Properties Cost Diamonds High-Performance Ceramics Metals Plastics High-performance Ceramics Conventional Ceramics

3 2007 Business Segments Medical Technologies 24% Electronics 17% Mechanical 21% Cutting Tools 12% Other 9% Multi Functional 17% Based on 2007 Net Sales

4 CeramTec International Locations - 2007 Americas: Europe: Asia: USA Germany China Brazil France Korea Great Britain Malaysia Italy Poland Scandinavia Spain CzechRepublic Mexico

5 Selection of CT Divisions Mechan. Applications Plochingen Medical Products Plochingen & Marktredwitz Cutting Tools Ebersbach Mechanical Systems Lauf & Wittlich Chemical Applications Marktredwitz Electronic Applications Marktredwitz Multifunctional Ceramics Lauf & Wilhermsdorf Armor Ceramics Marktredwitz

6 Ceramic – A Modern Material High Performance Ceramic is used in modern and growing markets: Automotive Hybrid engines, fuel cell (APU), metal matrix composite, ceramic salt cores Electronic Mobile phones, iPod, high power LED (light systems)

7 Ceramic – A Modern Material High Performance Ceramic is used in modern and growing markets: Medical Orthopedics, spine, dental Aero & Armor Electronics, protection Chemical Catalyzer

8 Mechanical Systems Division Sanitary faucets Components for pumps/compressors Components for special applications

9 Ball heads and cup inserts for hip joint prostheses Knee joints Dentistry products Medical Products Division

10 High-performance cutting inserts and tools to increase added value for your machining SPK Cutting Tools Division

11 Electronic Applications Division Substrates Rubalit® and Alunit® Resistor cores Rubalit®

12 Mechanical Applications Division Wear-resistant tools for metal forming Components for use in mechanical engineering Components for textile machines

13 Multifunctional Ceramics Division System components for: Electrical insulation Thermal insulation Piezo ceramics

14 Chemical Applications Division Ceramic catalyst carriers for chemical processes Aluminium titanate for foundry applications: riser tubes, nozzles and dosing systems

15 Armor Ceramics Division Ceramic armor components for vehicle and aircraft

16 CeramTec Czech Republic Gaskets (SSiC)

17 CeramTec North America Hermetic seal products Ceramic-to-metal and glass-to-ceramic composite technology Laserhouse for processing ceramic substrates

18 CeramTec Malaysia Dipping formers for the production of rubber gloves

19 CeramTec United Kingdom Tubes and rods for fuse resistors and gas igniters Laserhouse for processing ceramic substrates

20 Suzhou CeramTec/China Textile machine components Laserhouse for processing ceramic substrates

21 Growth Examples: Growth potentials....

22 Growth Ceramic grows faster than competitive materials Geographical growth opportunities for CeramTec Additional application of new products

23 Example SPK Cutting Tools The product:

24 Example SPK Cutting Tools The application: High-performance cutting and hart part matching • Milling • Turning • Boring Cast iron and hardened steel

25 Example SPK Cutting Tools All in all $6 billion Ceramic $200 million The market:

26 Automotive Aviation Mechanical engineering industry Example SPK Cutting Tools The segments:

27 Example SPK Cutting Tools Higher efficiency Better quality Higher output Customer advantage Reasons for growth potential:

28 128 150 80 94 105 507 453 350 370 390 60 80 100 120 140 160 180 200 2004 2005 2006 2007 LTM 2008 200 250 300 350 400 450 500 550 Adjusted EBITDA Net Sales Growth from 2004-2008 Mill. US $ Mill. US $

29 Summary Leading global technical ceramic producer Sustainable high margin of +25% 6% to 8% growth potential Experienced and committed management team

30 Thank you very much for your attention.

Robert J. Zatta Senior Vice President, CFO Financial Summary

1 Agenda Year 2008 Update Moving Forward

2 Year 2008 Update

3 First Half Highlights Solid first half performance. Achieved net sales growth of 16.1% including 2.6% price increase; Adjusted EBITDA was $346.7M, up 12.7% vs. first half ‘07. Achieved 19.3% Adjusted EBITDA margin. On a constant currency basis, net sales growth was 7.0% and Adjusted EBITDA growth was 2.8% vs. first half ‘07. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics.

4 First Half Highlights (continued) Slowdown in construction-related businesses in the US and parts of Europe negatively impacted results in Performance Additives. Increased competition due to unfavorable currency rates negatively affected volumes and selling prices in Titanium Dioxide Pigments. Rockwood entered into agreement with Kemira Oyj to form a joint venture focusing on specialty titanium dioxide pigments. In July 2008, Rockwood entered into agreements to acquire Nalco’s Surface Treatment business and Holliday Pigments, a leading producer of ultramarine blue pigments.

5 Continued Solid Performance Results by Segment – First Half @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2008 YTD 2007 Total Constant Currency (b) YTD 2008 % Sales YTD 2007 % Sales Total Constant Currency (b) Specialty Chemicals 647.2 538.8 20.1% 9.2% 162.6 25.1% 134.6 25.0% 20.8% 11.6% Performance Additives 466.3 401.0 16.3% 13.7% 70.3 15.1% 78.1 19.5% (10.0%) (12.5%) Titanium Dioxide Pigments 260.0 239.4 8.6% (5.7%) 39.3 15.1% 43.4 18.1% (9.4%) (21.2%) Advanced Ceramics 278.5 224.1 24.3% 9.0% 83.4 29.9% 61.5 27.4% 35.6% 17.2% Specialty Compounds 142.2 140.4 1.3% (0.4%) 18.8 13.2% 17.6 12.5% 6.8% 4.5% Corporate and Other 5.3 6.7 (20.9%) (31.3%) (27.7) (27.7) 0.0% 2.5% Total Rockwood $1,799.5 $1,550.4 16.1% 7.0% $346.7 19.3% $307.5 19.8% 12.7% 2.8% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. Also, see Appendices f or a reconciliation of income f rom continuing operations bef ore taxes and minority interest to Adjusted EBITDA by segment . (b) Based on constant currencies. See Appendices.

6 Sales Growth First Half ($M) Net Sales % Change First Half 2008 1,799.5 First Half 2007 1,550.4 Change 249.1 16.1% Due to (Approx.): Pricing 39.6 2.6% Currency 140.7 9.1% Volume/Mix 1 68.8 4.4% 1 Volume growth driven by bolt-on-acquisitions

7 Adjusted EBITDA Growth First Half ($M) EBITDA % Change First Half 2008 346.7 First Half 2007 307.5 Change 39.2 12.7% Due to (Approx.): Organic 8.7 2.8% Currency 30.5 9.9%

8 Income Statement - Analysis ($M) First Half Yr 2008 Yr 2007 Net Sales 1,799.5 1,550.4 Gross Profit 564.4 504.7 Gross Profit % 31.4% 32.6% Operating Income 212.0 204.1 Operating Income % 11.8% 13.2% Interest Expense 1 (83.4) (101.7) Interest Income 3.6 8.4 Foreign Exchange (Loss) Gain 2 14.3 3.5 Loss on early extinguishment of debt - (19.1) Other 0.5 (0.9) Income - Cont. Ops. before Taxes and Min. Interest $147.0 $94.3 Income Tax Provision 40.7 41.7 Net Income - Cont. Op. before Minority Interest $106.3 $52.6 Minority Interest in Continuing operations (0.6) (3.4) Net Income - Continuing Operations $105.7 $49.2 Discontinued Operations, net of tax - 124.1 Net Income - Reported $105.7 $173.3 1 Interest Expense includes: Interest Expense on debt (81.9) (95.0) Mark-to market gains (losses) on in terest rate swaps 3.2 (2.0) Deferred financing costs (4.7) (4.7) Total (83.4) (101.7) 2 Impact related to non-operatin g euro-denominated transactions Groupe Novasep / Electronics

9 Reconciliation of Net Income to Adjusted EBITDA Groupe Novasep/ Electronics ($M) 2008 2007 Net income – as reported 105.7 173.3 Income from discontinued operations, net of tax - (8.5) Gain on sale of discontinued operations, net of tax - (115.7) Minority interest in discontinued operations - 0.1 Net income from continuing operations 105.7 49.2 Income tax provision 40.7 41.7 Minority interest in continuing operations 0.6 3.4 Income from continuing operations before taxes and minority interest 147.0 94.3 Interest expense 83.4 101.7 Interest income (3.6) (8.4) Depreciation and amortization 125.6 100.5 Restructuring charges, net 2.3 6.0 Systems/organization establishment expenses 3.4 1.2 Cancelled acquisition and disposal costs 0.7 0.8 Inventory w rite-up reversal 0.5 0.1 Loss on early extinguishment of debt - 19.1 Refinancing expenses - 0.9 Loss (Gain) on sale of assets and other 0.9 (5.2) Foreign exchange loss (gain), net (14.3) (3.5) Other 0.8 - Adjusted EBITDA $346.7 $307.5 First Half

10 Consolidated Earnings per Share 1 Based on the share count of 76,870 for the first half 2008. Net Income ($M) Diluted EPS 1 Net Income / EPS - as reported $105.7 $1.38 Non-recurring items (net of tax): Mark-to-market of Swap Gain (4.0) (0.05) FX Gain on financing activities (12.3) (0.16) Systems organization/establishment expenses 2.9 0.04 Restructuring 1.8 0.02 Loss on sale of assets 0.7 0.01 Inventory write-up reversal 0.4 0.00 Other miscellaneous one-time charges 1.5 0.02 Net Income / EPS - as adjusted $96.7 $1.26 First Half 2008 NOTE: First half 2007 as adjusted EPS of $0.94; first half 2007 as adjusted EPS from continuing operations of $0.83.

11 Capex Note: 2002 based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2003 and 2004 based on the combined Dynamit Nobel FYE 12/31 and Rockwood FYE 12/31 results. All amounts for 2002-2004 include Groupe Novasep. (1) Continuing operations only. % of Net Sales 6.8% 6.4% 7.3% 6.2% 5.9% 6.2% $194 $166 $161 $212 $156 $148 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 ($ in millions) Sustainable Maintenance CapEx (3% of net sales) (1) (1) (1)

12 Free Cash Flow ($M) Second Quarter 2008 First Half 2008 Adjusted EBITDA $178.3 $346.7 WC Change (a) (30.3) (119.9) Cash Taxes (b) (11.7) (24.0) Cash Interest (c) (39.9) (78.3) Cash From Operating Activities $96.4 $124.5 CAPEX (d) (48.2) (103.7) Free Cash Flow $48.2 $20.8 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) CAPEX net of proceeds on sale of property, plant and equipment.

13 Consolidated Net Debt ($M) 12/31/2007 Leverage 03/31/2008 Leverage 06/30/2008 Leverage Balance Sheet FX-Rate 1.46 1.58 1.58 LTM Adj EBITDA (a) $626.5 $645.4 $663.1 Cash (350.1) -0.56 x (298.1) -0.46 x (341.5) -0.52 x Revolver - 0 x - 0 x - 0 x Term Loans 1,736.6 2.77 x 1,752.2 2.71 x 1,750.8 2.64 x Assumed Debt 97.7 0.16 x 100.0 0.15 x 97.8 0.15 x Net Sr. Debt $1,484.2 2.36 x $1,554.1 2.40 x $1,507.1 2.27 x Sr. Sub.Notes 2014 747.1 1.19 x 792.0 1.23 x 790.8 1.19 x Net Debt (b) (c) $2,231.3 3.56 x $2,346.1 3.63 x $2,297.9 3.47 x (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. LTM Adj. EBITDA including bolt-on-acquisitions on a proforma basis. (b) Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.75x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period. (c) Increase in Net Debt compared to 12/31/2007 was due to fx-rates.

14 Net Debt/LTM Adjusted EBITDA 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 Note: LTM Adj. EBITDA including bolt-on-acquisitions on a proforma basis.

15 Moving Forward

16 Full Year Outlook ($M) First Half '08 Actuals Qtr 3 '08 Estimate Qtr 4 '08 Estimate Yr 2008 Estimate Depreciation 87.1 43.2 43.9 174.2 Amortization 38.6 19.6 18.0 76.1 Total D&A 125.7 62.8 61.9 250.3 Deferred Financing Cost (non-cash) 4.7 2.4 2.6 9.7 Cash Interest on Existing Debt, Net 78.3 40.6 40.9 159.8 83.0 43.0 43.5 169.5 Minority Interest 0.6 0.0 0.0 0.7 Tax Rate (normalized) 28% 34% 39% 32% Share Count 76,870 77,040 76,980 76,912

17 Question & Answer

18 Thank you for joining us today. If you have questions after the conference please feel free to contact Timothy McKenna, VP Investor Relations and Communications 609-734-6430 or tmckenna@rocksp.com. Focused on Growth & Innovation

1 Appendices

2 Specialty Pigments & Advanced Corporate Chemicals Additives Materials and other Twelve months ended June 30, 2008 Income (loss) from continuing operations before taxes and minority interest 178.9 $ 37.3 $ 83.3 $ (84.9) $ 214.6 $ Interest expense 49.4 66.5 44.4 40.7 201.0 Interest income (0.2) (0.8) (0.3) (5.1) (6.4) Depreciation and amortization 61.2 114.2 56.0 6.4 237.8 Restructuring charges, net 2.3 3.5 2.3 0.2 8.3 Systems/organization establishment expenses 0.8 4.5 1.0 0.1 6.4 Cancelled acquisition and disposal costs - 1.0 0.8 0.4 2.2 Inventory write-up charges 0.6 5.5 - - 6.1 (Gain) loss on sale of assets and other (0.2) 1.4 0.1 0.1 1.4 Foreign exchange gain, net (1.2) (0.4) (2.2) (14.8) (18.6) Other (1.4) 0.8 0.1 1.3 0.8 Total Adjusted EBITDA 290.2 $ 233.5 $ 185.5 $ (55.6) $ 653.6 $ ($ in millions) Consolidated Reconciliation of income (loss) from continuing operations before income taxes and minority interest to Adjusted EBITDA – LTM ended Q2 2008

Reconciliation of income (loss) from continuing operations before taxes and minority interest to Adjusted EBITDA by segment – Six Months Ended June 30, 2008 and 2007

($ in millions)	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Six months ended June 30, 2008							
Income (loss) from continuing operations before taxes and minority interest	$ 104.2	$ 16.8	$ (5.7)	$ 42.2	$ 8.3	$ (18.8)	$ 147.0
Interest expense	26.4	16.2	17.9	17.9	4.6	0.4	83.4
Interest income	(1.9)	0.1	-	(0.2)	(0.3)	(1.3)	(3.6)
Depreciation and amortization	33.2	33.2	26.3	23.8	5.7	3.4	125.6
Restructuring charges, net	0.2	1.6	-	0.5	-	-	2.3
Systems/organization establishment expenses	0.8	2.2	-	0.2	0.2	-	3.4
Cancelled acquisition and disposal costs	-	-	-	-	0.3	0.4	0.7
Inventory write-up charges	0.5	-	-	-	-	-	0.5
Loss on sale of assets and other	-	-	0.8	0.1	-	-	0.9
Foreign exchange gain, net	(0.3)	(0.2)	-	(1.1)	-	(12.7)	(14.3)
Other	(0.5)	0.4	-	-	-	0.9	0.8
Total Adjusted EBITDA	$ 162.6	$ 70.3	$ 39.3	$ 83.4	$ 18.8	$ (27.7)	$ 346.7
Six months ended June 30, 2007							
Income (loss) from continuing operations before taxes and minority interest	$ 90.7	$ 43.8	$ 6.1	$ 23.9	$ 6.0	$ (76.2)	$ 94.3
Interest expense	19.0	6.2	15.9	16.6	4.7	39.3	101.7
Interest income	(1.7)	(0.5)	(0.1)	-	(0.2)	(5.9)	(8.4)
Depreciation and amortization	26.4	25.5	20.8	19.7	5.5	2.6	100.5
Restructuring charges, net	0.5	0.3	-	0.7	-	4.5	6.0
Systems/organization establishment expenses	(0.4)	0.5	-	0.6	0.5	-	1.2
Cancelled acquisition and disposal costs	0.1	-	0.7	-	-	-	0.8
Inventory write-up charges	-	-	-	0.1	-	-	0.1
Loss on early extinguishment of debt	-	1.9	-	-	1.1	16.1	19.1
Refinancing expenses	-	-	-	-	-	0.9	0.9
Loss (gain) on sale of assets and other	-	0.1	-	-	-	(5.3)	(5.2)
Foreign exchange loss (gain), net	0.3	-	-	(0.1)	-	(3.7)	(3.5)
Other	(0.3)	0.3	-	-	-	-	-
Total Adjusted EBITDA	$ 134.6	$ 78.1	$ 43.4	$ 61.5	$ 17.6	$ (27.7)	$ 307.5

ROCKWOOD HOLDINGS, INC.
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Reconciliation of Net Sales and Adjusted EBITDA on a Constant Currency Basis

($ in millions)	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007	Total Change in $	Total Change in %	Constant Currency Effect in $	Constant Currency Basis Net Change in $	Constant Currency Basis Net Change in %
Net Sales:							
Specialty Chemicals	$ 647.2	$ 538.8	$ 108.4	20.1 %	$ 59.0	$ 49.4	9.2 %
Performance Additives	466.3	401.0	65.3	16.3	10.2	55.1	13.7
Titanium Dioxide Pigments	260.0	239.4	20.6	8.6	34.3	(13.7)	(5.7)
Advanced Ceramics	278.5	224.1	54.4	24.3	34.2	20.2	9.0
Specialty Compounds	142.2	140.4	1.8	1.3	2.3	(0.5)	(0.4)
Corporate and other	5.3	6.7	(1.4)	(20.9)	0.7	(2.1)	(31.3)
Total	$ 1,799.5	$ 1,550.4	$ 249.1	16.1 %	$ 140.7	$ 108.4	7.0 %

($ in millions)	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007	Total Change in $	Total Change in %	Constant Currency Effect in $	Constant Currency Basis Net Change in $	Constant Currency Basis Net Change in %
Adjusted EBITDA:							
Specialty Chemicals	$ 162.6	$ 134.6	$ 28.0	20.8 %	$ 12.4	$ 15.6	11.6 %
Performance Additives	70.3	78.1	(7.8)	(10.0)	2.0	(9.8)	(12.5)
Titanium Dioxide Pigments	39.3	43.4	(4.1)	(9.4)	5.1	(9.2)	(21.2)
Advanced Ceramics	83.4	61.5	21.9	35.6	11.3	10.6	17.2
Specialty Compounds	18.8	17.6	1.2	6.8	0.4	0.8	4.5
Corporate and other	(27.7)	(27.7)	-	-	(0.7)	0.7	2.5
Total Adjusted EBITDA	$ 346.7	$ 307.5	$ 39.2	12.7 %	$ 30.5	$ 8.7	2.8 %

ROCKWOOD HOLDINGS, INC.
4

5 LTM Q2 2004 PF 2005 2006 2007 2008 Income (loss) from continuing operations before taxes and minority interest (146.4) $ 182.0 $ 132.2 $ 161.9 $ 214.6 $ Interest expense 232.0 221.6 200.1 219.3 201.0 Interest income - (10.7) (2.4) (11.2) (6.4) Depreciation and amortization 140.3 157.4 175.4 212.7 237.8 Impairment charges 11.0 0.4 2.2 - - Restructuring charges, net 1.1 15.7 5.3 12.0 8.3 Systems/organization establishment expenses 4.8 3.9 10.7 4.2 6.4 Cancelled acquisition and disposal costs 0.3 1.1 1.9 2.3 2.2 Inventory write-up charges 53.8 - 1.1 5.7 6.1 Refinancing expenses 27.1 1.0 0.9 - Management services agreement termination fee - 10.0 - - - Loss on early extinguishment of debt - 26.5 19.1 - Loss (gain) on sale of assets and other - (4.4) (0.3) (4.7) 1.4 Foreign exchange gain, net 123.4 (112.2) (8.6) (7.8) (18.6) Other 3.1 (2.2) 0.3 - 0.8 Total Adjusted EBITDA 450.5 $ 490.1 $ 517.9 $ 614.4 $ 653.6 $ ($ in millions) Reconciliation of income (loss) from continuing operations before taxes and minority interest to Adjusted EBITDA – 2004 PF – LTM ended Q2 2008

6 2004 2005 2006 2007 Diluted EPS - as reported (6.66) $ 1.52 $ 1.37 $ 4.16 $ Non-recurring items (net of tax): Discontinued operations - 0.74 (0.03) (2.76) Mark-to-market of Swap Loss (Gain) (0.11) (0.23) (0.06) 0.34 FX Loss (Gain) on financing activities 2.31 (1.15) (0.08) 0.02 Systems organization/establishment expenses 0.09 0.04 0.09 0.04 Restructuring charges 0.02 0.13 0.05 0.11 Impairment charges 0.21 - 0.02 - (Gain) Loss on sale of assets 0.02 (0.05) (0.01) (0.04) Inventory write-up reversal 1.14 - 0.01 0.06 Loss on early extinguishment of debt - - - 0.16 Cancelled acquisition and disposal costs 0.01 0.01 0.01 0.02 Refinancing expenses 0.50 - - - IPO related items - 0.40 - - Tax related items 3.16 (0.30) 0.02 (0.25) Other miscellaneous one-time charges 0.11 (0.01) 0.01 0.01 Diluted EPS - as adjusted 0.80 $ 1.10 $ 1.40 $ 1.87 $ Reconciliation of Diluted EPS as Reported to Diluted EPS as Adjusted – 2004 - 2007

7 Reconciliation of net cash provided by operating activities to Adjusted EBITDA Second Quarter First Half ($M) 2008 2008 Net cash provided by operating activities $96.5 $123.7 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 24.6 113.1 Current portion of income tax provision 11.7 24.0 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 39.9 78.3 Restructuring and related charges 1.5 2.3 Systems/organization establishment expenses 2.2 3.4 Cancelled acquisition and disposal costs 0.7 0.7 Inventory write-up reversal 0.1 0.5 Bad debt provision (0.7) (1.0) Loss on sale of assets and other 0.8 0.9 Other 1.0 0.8 Total Adjusted EBITDA $178.3 $346.7

8 Background

9 Rockwood at a Glance • A specialty chemicals and advanced materials company • LTM sales of $3.39 Billion and adjusted EBITDA of $654M from continuing operations • High adjusted EBITDA margin of 19.3% • Leading global market position • Diversified end markets • Limited exposure to raw materials and energy price volatility • Strong cash flow • Management owns 6% of the company

10 Rockwood Business Sectors – LTM ended Q2 2008 Advanced Materials Pigments & Additives Specialty Chemicals (Chemetall) Net Sales: $1,192 Adj. EBITDA: 290(a) % Margin: 24.4% Net Sales: $1,400 Adj. EBITDA: 234(a) % Margin: 16.7% Net Sales: $785 Adj. EBITDA: 186(a) % Margin: 23.7% Net Sales: $3.39B Adjusted EBITDA: 654M(a) % Margin: 19.3% Last 12 months ended 06/30/08 – excluding Electronics (a) A reconciliation of income (loss) from continuing operations before taxes and minority interest to Adjusted EBITDA is provided. See Appendices.

11 Rockwood – Business Segments 2007 Net Sales: $3,338 Adjusted EBITDA: 652 % Margin: 19.5% Advanced Materials Pigments & Additives Specialty Chemicals Electronics Net Sales: $1083 Adj. EBITDA: 262 % Margin: 24.2% Net Sales: $1,313 Adj. EBITDA: 245 % Margin: 18.7% Net Sales: $730 Adj. EBITDA: 162 % Margin: 22.2% Net Sales: $202 Adj. EBITDA: 38 % Margin: 18.8% 2 Note: Adjusted Performance Additives TiO Pigments $480 92 19.1% $833 154 18.5% Advanced Ceramics Specialty Compounds $277 34 12.3% $453 128 28.2% Net Sales: Adj. EBITDA: % Margin:

12 Specialty Chemicals (Chemetall) Largest Global Producer of Lithium Products (1) Represents percentage of total Adjusted EBITDA before corporate costs. Pharmaceutical Batteries Brine Evaporating Ponds in Chile

Lithium – Lithium Tree



The lithium value chain
Li-Acetylide
Phenyl-lithium
Methyl-lithium
Butyl-lithium
LDA
LHS
Li-tri (t-butoxy)-alanate
Li-Alanate
Li-Hydride
Li-Amide
LiBOB
Electrolytes
Li-Perchlorate
Li-Iodide
Li-Fluoride
Li-Bromide
Li-t-Butoxide
Li-Methoxide
Lithium Metal
Li-Nitride
Foils
Anodes
Lithium Chloride
Li-Boro-hydride
Li-Zeolite
Lithium Carbonate
Li-Chromate
Li-Tetra-borate
Li-Silicate
Li-Phosphate
Li-Nitrate
Sabalith
Li-Sulphate
Li-Salicylate
Li-Citrate
Li-Benzoate
Li-Acetate
Li-Peroxide
Li-Hydroxide
CO2-Absorption Products
Ores
Brines
Potash
Bischofite
Other
Na and Mg Compounds
Recycling
Life-science products
Metal and battery products
Other products

- Providing lithium compounds throughout all stages of the value chain
- Constantly searching for expansion opportunities and new applications for existing products

ROCKWOOD HOLDINGS, INC.
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14 Compelling Organic Growth Platforms #1 globally Favorable industry and cost structure Energy storage – high performance batteries Lithium specialties in new, high potential pharma compounds Lithium Competitive Position Growth Drivers Specialty Chemicals

15 Rockwood at a Glance (1) Represents percentage of total Adjusted EBITDA before corporate costs. Second Largest Global Producer of Products & Services for Metal Processing

16 Compelling Organic Growth Platforms A leading global producer in a growing $2+ billion market Expanding footprint in Asia Pacific region: $700+ million market growing at 15%+/year Synthetic sulfides applications Aerospace market: 2-3x GDP growth Surface Treatment Competitive Position Growth Drivers Specialty Chemicals

17 Pigments & Additives TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Timber Treatment Clay-Based Additives (1) Represents percentage of total Adjusted EBITDA before corporate costs. Global Ranking No2 No1 Anatase TiO2 No2 No2

Compelling Organic Growth Platforms

Pigments & Additives

	Growth Drivers	Competitive Position
TiO_2 Specialties	▶ Anatase TiO_2 for Asian synthetic fiber producers ▶ Nano-applications	▶ A leading global producer
Color Pigments	▶ Iron oxide pigments for decorative stone ▶ Solaplex-environmentally friendly pigments for highway paints	▶ #3 globally ▶ #1 in North America construction
Wood Treatment	▶ Next-generation organic timber preservatives ▶ Geographic expansion in Asia, Latin America and Eastern Europe	▶ #3 globally ▶ Viance JV with Rohm & Haas ▶ Estimated market size: $1.4 billion
Clay-Based Additives	▶ Rheological additives for water-based coatings ▶ Nanoclays to enhance composite properties in plastic and rubber compounds	▶ A leading global producer

ROCKWOOD HOLDINGS, INC.
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19 Advanced Materials Ceramics – Piezo Applications (1) Represents percentage of total Adjusted EBITDA before corporate costs. Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics – Medical

20 Compelling Organic Growth Platforms Advanced Materials #1 globally in ceramic components for hip joint prostheses systems #1 in Europe in cutting tools Sole producer of advanced ceramic ball and cup hip joints Ceramic components for artificial knee joints in test for Europe High-performance ceramic substrates for electronics Piezo-electronics and specialized components for highend automotive applications Ceramics Competitive Position Growth Drivers

21 Attractive Global Businesses in Diversified End-Markets Consumer Products 4% Specialty Coatings 7% Automotive 14% Electronics & Telecommunication 11% Chemicals & Plastics 13% Construction 14% Metal Treatment & General Industrial 16% Life Sciences 8% Others 8% Environmental 2% Paper 3% 2007 Net Sales by End Market

22 Attractive Global Businesses in Diversified End-Markets Europe 52% North America 31% Other 17% 2007 Net Sales by Geography

23 Inorganic Raw Material Base with Limited Exposure to Energy Prices Energy purchases account for approximately 4% of 2007 net sales Very limited exposure to oil price fluctuations due to inorganic focus Top 10 raw materials represent only 10.3% of 2007 net sales Raw Material Position Energy Exposure Titanium-bearing Slag Titanium Dioxide Pigments 1.7% Copper Timber Treatment Chemicals 1.6% Plasticizer Specialty Compounds 1.1% Iron Oxide Color Pigments 1.0% Zinc/Zinc Oxide Specialty Chemicals, Titanium Dioxide 0.9% Pigments, Color Pigments PVC Resin Specialty Compounds 0.9% Tin Specialty Chemicals 0.8% Monoethanolamine Timber Treatment Chemicals 0.8% Quaternary Amines Timber Treatment Chemicals 0.8% Quaternary Amines Clay-based Additives 0.7% Total 10.3% RAW MATERIAL BUSINESS % OF 2007 NET SALES

24 Rockwood Results LTM 08 vs LTM 07 2008* 2007* % Change Net Sales $3.39B $2.93B 15.7% Adjusted EBITDA 654M 564M 16.0% Adjusted EBITDA Margin 19.3% 19.2% 0.1ppt *Last 12 months ended 6/30 – excluding Electronics

25 The Rockwood History – Transformation Through Growth ($ in millions) 2000 Formation of Rockwood Strong product and technology platform Corporate orphan with untapped growth potential 2001 Impacted by economic downturn Hires Seifi Ghasemi and Bob Zatta 2002 New strategic initiatives Culture change Sets up metrics Productivity, cost reduction, accountability and capital discipline 2003 Positive impact from strategic initiatives Elimination of bureaucracy Shifts focus to growth 2004 Acquires Dynamit Nobel Seamless integration of the two businesses 2005 IPO – all primary Delevers balance sheet Continued focus on cash flow generation Organic and bolt-on acquisition-driven growth 2006 – Present Reduces portfolio complexity Further delevers balance sheet Strategic alliances and cashaccretive acquisitions Rockwood Today Sales(1): $3.1 billion We have evolved into a leading specialty chemicals and advanced materials company through a combination of organic growth, disciplined strategic acquisitions, seamless integration and cost control. (1) 2007 sales. Continuing operations only Net Sales $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07

26 Transformation of Rockwood – 2001 to Present 17 Acquisitions 3 Divestitures Organic Growth Focused Strategy Consistent management philosophy Cultural transformation

27 Corporate Strategy Assemble a collection of self-sufficient, highly focused and accountable business units with the following characteristics: Global market leadership Technology leadership High margins Limited exposure to raw materials and energy price changes Adoption of a common culture throughout the company Customer focused Cash generation Commitment to excellence

28 Management Philosophy Small corporate center Minimum layers of management Performance evaluated using world class, detailed operating metrics Short-term incentive plan based on Adjusted EBITDA Long-term equity incentive plan for key employees On-site communication and motivation of all employees

29 Market-driven Innovation Industry-leading Technology Strategically-focused Growth On Track